SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
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[ ] Definitive Information Statement

ECO2 Plastics Inc.
(Name of Registrant as Specified In Its Charter)

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ECO2 Plastics, Inc.
PO Box 760
Riverbank, CA 95367

INFORMATION STATEMENT
(Preliminary)

July 6, 2009

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (the “Information Statement”) is being furnished on or about July 2, 2009 to the holders of record as of the close of business on July 2, 2009 of the common stock, Series A Preferred stock and Series B-1 Preferred stock of ECO2 Plastics, Inc. (“ECO2” or the “Company”).

ECO2’s Board of Directors  (the “Board”) has approved, and a total of 27 stockholders owning 559,446,780 shares of common stock, Series A Preferred and Series B-1 Preferred (please see “Information on Consenting Stockholders” below) outstanding as of July 2, 2009, have consented in writing to the action described below, which action, will not, under Federal securities laws, rules and regulations, be effective until at least twenty (20) days after the mailing of this Information Statement to the shareholders of the Company. Such approval and consent constitute the unanimous approval of the Board of the Company and the consent of a majority of the total number of issued and outstanding shares of common stock, Series A Preferred and Series B-1 Preferred of the Company, including a majority of the outstanding stock of each class entitled to vote thereon as a class, and is sufficient under the Delaware General Corporation Law (the "DGCL") and under ECO2’s Bylaws to approve the corporate action. Accordingly, the authorized corporate action will not be submitted to the other stockholders of ECO2 for a vote; this Information Statement is being furnished to stockholders to provide them with certain information concerning the corporate action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

GENERAL INFORMATION

ECO2 will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. ECO2 will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of ECO2’s common stock, Series A Preferred and Series B-1 Preferred.

ECO2 will only deliver one Information Statement to multiple security holders sharing an address unless ECO2 has received contrary instructions from one or more of the security holders. Upon written or oral request, ECO2 will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: PO Box 760, Riverbank, CA 95367, Attn: Ray Salomon, CFO. Mr. Salomon may also be reached by telephone 209-863-6200 and fax 209-863-6201.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to ECO2’s Bylaws and the DGCL, a vote by the holders of at least a majority of ECO2’s outstanding capital stock is required to effect the corporate action described herein. As of the record date, ECO2 had 561,681,045 voting shares of common stock issued and outstanding (the “Common Stock”), 149,995,650 voting shares of Series A convertible preferred stock (the “Series A Preferred”) issued and outstanding and 328,630,238 shares of Series B-1 convertible preferred stock (the “Series B-1 Preferred”) issued and outstanding.  The Series A Preferred and the Series B-1 Preferred are entitled to a number of votes per share, as is equal to the number of votes that such holder would be entitled to cast had such holder converted such holder’s Series A Preferred or Series B-1 Preferred into Common Stock.  The Common Stock, Series A Preferred and Series B-1 Preferred represent an aggregate amount of 1,040,306,933 shares issued and outstanding on an as-converted basis, of which 520,153,467 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 27 current stockholders of the Company, are collectively the record and beneficial owners of 559,446,780 shares, which represents 53.8% of the total issued and outstanding shares of ECO2’s Common Stock, Series A Preferred and Series B-1 Preferred on an as-converted basis. Pursuant to Title 8, Section 228(a) of the DGCL, the consenting stockholders on an as-converted basis, which includes 50.3% of the Common Stock, 72.4% of Series A Preferred and 51.2% of the Series B-1 Preferred consented to the actions described herein in a written consent, dated July 2, 2009. The consenting stockholders’ names, affiliations with ECO2, and their beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage*
Rodney S. Rougelot (1) PO Box 760 Riverbank, CA 95367	Director, CEO	73,116,271	7%
David M. Otto (3) 601 Union Street, Suite 4500 Seattle, WA 98101	None	5,731,085	1%
William Whittaker (4) 8070 La Jolla Shores Dr., # 508 La Jolla, CA 92037	Director	168,799,747	16%
G. Thompson Hutton, Trustee (5) Hutton Living Trust 2 Santiago Avenue Atherton, CA 94027	Chairman	12,613,013	1%
David Buzby (6) PO Box 760 Riverbank, CA 95367	Director	22,339,538	2%
Roaring Fork Capital SBIC, L.P. (2) 5350 S. Roslyn St., Suite 380 Greenwood Village, CO 80111	None	53,069,178	5%
Domingue Family Trust (7) PO Box 760 Riverbank, CA 95367	None	33,272,224	3%
James Villanueva (8) PO Box 760 Riverbank, CA 95367	None	16,870,764	2%
Saratoga Capital Partners, LLC (9) 601 Union Street, Suite 4500 Seattle, WA 98101	None	30,684,138	3%
Cambridge Partners, LLC (10) 601 Union Street, Suite 4500 Seattle, WA 98101	None	500,000	<1%
Trident Capital (11) c/o Trident Capital, Inc. 505 Hamilton Avenue, Suite 200 Palo Alto, CA 94301	Affiliate	75,160,274	7%
John McCulloch (12) PO Box 760 Riverbank, CA 95367	None	12,085,705	1%
Carol S. Rougelot Family Trust (13) PO Box 760 Riverbank, CA 95367	None	17,174,172	2%
Brett DeBruycker (14) PO Box 760 Riverbank, CA 95367	None	4,951,242	<1%
Jacque Jacobsen (15) PO Box 760 Riverbank, CA 95367	None	4,358,487	<1%
Paul Dittmeier (2) PO Box 760 Riverbank, CA 95367	None	5,751,046	1%
Todd Greenhalgh (2) PO Box 760 Riverbank, CA 95367	None	10,469,896	1%
Valinco Investments Ltd.(5) 29 Middle Road Devonshire DVO6 Bermuda	None	12,500,000	1%
*Percentage calculation includes the total amount of Common Stock, Series A Preferred and Series B-1 Preferred issued and outstanding.

(1)	Of the total Shares Beneficially Held, 49,438,231 shares are Common Stock and 23,678,040 are Series A Preferred.

(2)	All of the Shares Beneficially Held are Common Stock.

(3)
Of the total Shares Beneficially Held, 2,500,000 shares of Common Stock are held by Mr. Otto and 3,231,085 shares of Common Stock are held by the Otto Law Group, PLLC.  Mr. Otto is the principal of the Otto Law Group, PLLC, an entity that provides legal services to the Company.

(4)
William Whittaker, a Director of the Company, is a trustee of William and Michele Whittaker Trust UTD 6/25/03, which owns 10,069,838 shares of Common Stock and 39,818,972 shares of Series A Preferred, and is the manager of Whittaker Capital Partners 1, LP, which owns 103,910,937 shares of Common Stock, Whittaker Capital Partners, LLC, which owns 10,000,000 shares of Series B-1 Preferred, Whittaker/Northwest Partners I, LP, which owns 2,500,000 shares of Series B-1 Preferred and Whittaker/Valley River Partners, LLC, which owns 2,500,000 shares of Series B-1 Preferred.

(5)	All the Shares Beneficially Held are Series B-1 Preferred.

(6)	David Buzby is a trustee of the Buzby-Vasan Trust, dated 12-10-96, which, of the Shares Beneficially Held, 2,339,538 shares are Common Stock and 20,000,000, are Series B-1 Preferred.

(7)	Ronald Domingue currently serves as the trustee of the Domingue Family Trust. Of the Shares Beneficially Held, 20,958,576 shares are Common Stock and 12,313,648 shares are Series A Preferred.

(8)
Mr. Villanueva serves as the trustee of the James Jay Villanueva Family Trust 03/19/91, which owns 1,350,000 shares of Common Stock, 2,827,776 shares of Series A Preferred and 5,402,750 shares of Series B-1 Preferred.  Buena Ventura Communications, Inc., of which Mr. Villanueva is the manager, owns 675,000 shares of Common Stock, 1,413,888 shares of Series A Preferred and 5,201,350 shares of Series B-1 Preferred.

(9)
Mr. Otto is a member of Saratoga Capital Partners, LLC.  Of the Shares Beneficially Held, 10,968,067 shares are Common Stock, 7,216,071 shares are Series A Preferred and 12,500,000 shares are Series B-1 Preferred.

(10)	Mr. Otto is a member of Cambridge Partners, LLC. All of the Shares Beneficially Held are Common Stock.

(11)
Of the Shares Beneficially Held, Trident Capital Fund-VI, L.P. ("Trident VI") holds 72,354,136 shares of Series B-1 Preferred and Trident Capital Fund-VI Principals Fund, LLC ("Trident Principals VI") holds 2,806,138 shares of Series B-1 Preferred. Trident VI, L.L.C. is the sole general partner of Trident VI and the sole managing member of Trident Principals VI.

(12)
Mr. McCulloch serves as trustee of the John Irvin Beggs McCulloch II, Trustee of the McCulloch Family Living Trust, dtd 12/06/04, which owns 5,000,000 shares of Series B-1 Preferred and 1,595,181 shares of Common Stock and of the John IB McCulloch SEP IRA F/B/O John IB McCulloch II which holds 5,000,000 shares of Series B-1 Preferred.  The remaining shares beneficially held are Common Stock.

(13)	Of the Share Beneficially Held, 3,375,000 shares are Common Stock and 13,799,173 shares are Series A Preferred.

(14)	Of the Shares Beneficially Held, 958,500 shares are Common Stock and 3,992,742 shares are Series A Preferred.

(15)	Of the Shares Beneficially Held, 843,750 shares are Common Stock and 3,514,737 shares are Series A Preferred.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 2, 2009 certain information regarding the ownership of ECO2’s capital stock by each director and executive officer of ECO2, each person who is known to ECO2 to be a beneficial owner of more than 5% of any class of ECO2’s voting capital stock, and by all officers and directors of ECO2 as a group. Unless otherwise indicated below, to ECO2’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within sixty (60) days of July 2, 2009, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 3,012,248,363 shares issued and outstanding on a fully diluted basis, as of July 2, 2009.

Name and Address of Beneficial Holder:	Title of Class:	Amount and Nature of Beneficial Ownership:	Percent of Class:
Rodney S. Rougelot (1) PO Box 760 Riverbank, CA 95367	Common, $.001 par value	54,490,698	6%
	Series A Preferred	23,678,040	16%
	Series C Preferred	37,893,500	<5%
	Series D Preferred	88,235,294	7%

William Whittaker (2) 8070 La Jolla Shores Drive, #508 La Jolla, CA 92037	Common, $.001 par value	117,814,108	13%
	Series A Preferred	39,818,972	27%
	Series B-1 Preferred	15,000,000	5%
	Series C Preferred	25,000,000	<5%
	Series D Preferred	177,102,353	14%

David M. Otto (3) 601 Union Street, Ste. 4500 Seattle, WA 98101	Common, $.001 par value	20,532,486	<5%
	Series A Preferred	7,216,071	5%
	Series B-1 Preferred	12,500,000	<5%
	Series C Preferred	25,000,000	<5%
	Series D Preferred	14,705,882	<5%

G. Thompson Hutton, Trustee (5) Hutton Living Trust 2 Santiago Avenue Atherton, CA 94027	Common, $.001 par value	15,929,032	<5%
	Series B-1 Preferred	12,613,013	<5%
	Series C Preferred	37,582,193	<5%
	Series D Preferred	31,379,341	<5%

David Buzby (5) PO Box 760 Riverbank, CA 95367	Common, $.001 par value	18,257,610	<5%
	Series B-1 Preferred	20,000,000	6%
	Series C Preferred	37,462,500	<5%

John Moragne (6) Trident Capital c/o Trident Capital, Inc. 505 Hamilton Ave., Ste. 200 Palo Alto, CA 94301	Common, $.001 par value	115,108,859	12%
	Series B-1 Preferred	75,160,274	23%
	Series C Preferred	865,816,573	46%
	Series D Preferred	324,754,706	26%

Alex Millar, Peninsula Packaging, LLC (7) c/o Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Common, $.001 par value	50,100,822	5%
	Series C Preferred	375,756,165	20%
	Series D Preferred	354,185,294	28%

Ronald Domingue (8) PO Box 760 Riverbank, CA 95367	Common, $.001 par value	20,958,576	<5%
	Series A Preferred	12,313,648	8%
	Series D Preferred	5,882,353	<5%

Raymond Salomon (9) PO Box 760 Riverbank, CA 95367	Common, $.001 par value	20,000,000	<5%

Total Held by Officers, Directors and Beneficial Owners Of Each Class (10):	Common, $.001 par value	393,192,191
	Series A Preferred	83,026,731
	Series B-1 Preferred	135,273,287
	Series C Preferred	1,404,510,931
	Series D Preferred	996,245,223

Total Held by Officers and Directors of Each Class (10):	Common, $.001 par value	351,701,129
	Series A Preferred	63,497,012
	Series B-1 Preferred	122,773,287
	Series C Preferred	1,379,510,931
	Series D Preferred	975,656,988

1.
Of the amount of Common Stock beneficially held, Mr. Rougelot owns a common stock purchase warrant to acquire up to 3,385,800 shares of Common Stock at $.015 per share/cashless.  He also has a warrant to acquire up to 1,666,667 shares of Common Stock at $.015 per share/cashless.  Both warrants expire on April 15, 2015.  Mr. Rougelot also owns convertible notes totaling $151,574.00 that can convert into 37,893,500 shares of Series C convertible preferred stock ("Series C Preferred") at $0.004 per share. The Series C Preferred share total represents the converted note principle only.  Furthermore, Mr. Rougelot owns a convertible note totaling $150,000 that may be converted into 88,235,294 shares of Series D convertible preferred stock ("Series D Preferred") at $.0017 per share. The Series D Preferred share total represents only the converted principal on this note.

2.
Of the amount of Common Stock beneficially held, (i) Whittaker Capital Partners 1, LP (“Whittaker Capital”), of which Mr. Whittaker is the manager, owns 103,910,937 shares of Common Stock, (ii) the William and Michele Whittaker Trust UTD 6/25/03 (the “Whittaker Trust”) owns 10,069,838 shares of Common Stock, (iii) the Whittaker Trust owns common stock purchase warrants to acquire up to 250,000 shares of Common Stock at $0.22 per share/cashless, (iv) the Whittaker Trust owns a warrant to acquire up to 250,000 shares at  $0.07 per share/cashless, and (v) the Whittaker Trust owns a warrant to acquire up to 3,333,333 shares of Common Stock at $0.015 per share/cashless.  All warrants expire on April 15, 2015.  The total amount of Series A Preferred is held by the Whittaker Trust.  Of the amount of Series B-1 Preferred held, (i) Whittaker Capital owns 10,000,000 shares, (ii) Whittaker/Valley River Partners, LLC, of which Mr. Whittaker is the manager, owns 2,500,000 shares and (iii) Whittaker/Northwest Partners, LLC, of which Mr. Whittaker is the manager, owns 2,500,000 shares.  Mr. Whittaker owns a convertible note totaling $100,000 that can convert into 25,000,000 shares of Series C Preferred at $0.004 per share.  The Series C Preferred share total represents the converted note principle only.  Furthermore, Whittaker Capital owns a convertible note totaling $301,074.00 that may be converted into 177,102,353 shares of Series D Preferred at $.0017 per share.  The Series D Preferred share total represents the converted note principal only.

3.
Of the amount of Common Stock beneficially held, (i) Mr. Otto owns 2,500,000 shares of Common Stock, (ii) 3,231,085 shares of Common Stock are held by the Otto Law Group, PLLC (“OLG”), of which Mr. Otto is the principal, (iii) Saratoga Capital Partners, LLC (“Saratoga”), of which Mr. Otto is a member, owns 10,968,067 shares of Common Stock and a common stock purchase warrant to acquire up to 1,666,667 shares of Common Stock at $0.015 per share/cashless and (iv) Cambridge Partners, LLC, of which Mr. Otto is a member, owns 500,000 shares of Common Stock and a warrant to acquire up to 1,666,667 shares of Common Stock at $0.015 per share/cashless.  Both warrants will expire on April 15, 2015. All shares of Series A Preferred and Series B Preferred held are held by Saratoga. Additionally, Saratoga owns a note totaling $50,000 that can convert into 12,500,000 shares of Series C Preferred at $0.004 per share.  Cambridge owns a note totaling $50,000 that can convert into 12,500,000 shares of Series C Preferred at $0.004 per share.  The Series C Preferred share total represents the converted note principle only.  Furthermore, OLG owns a convertible note totaling $25,000 that maybe converted into 14,705,882 shares of Series D Preferred at $.0017 per share.  The Series D Preferred share total represents the converted note principal only.

4.
Of the amount of Common Stock beneficially held, (i) Mr. Hutton owns a common stock purchase warrant to acquire up to 10,918,072 shares of Common Stock at $0.02 per share/cashless, (ii) the Hutton Living Trust DTD 12/10/96, of which Mr. Hutton is the trustee (the “Hutton Trust”), owns a warrant to acquire up to 1,666,667 shares of Common Stock at $0.015 per share/cashless, (iii) the Hutton Trust owns a warrant to acquire up to 1,666,667 shares of Common Stock at $0.015 per share/cashless and (iv) the Hutton Trust  owns a warrant to acquire up to 1,677,626 shares of Common Stock at $0.015 per share/cashless. All warrants expire on April 15, 2015.  Of the Series B-1 Preferred held, the Hutton Trust holds all shares.  Hutton Trust owns notes totaling $150,328.77 that can convert into 37,582,193 shares of Series C Preferred at $0.004 per share. The Series C Preferred share total represents the converted note principal only. Furthermore, the Hutton Trust owns a convertible note totaling $53,344.88 that maybe converted into 31,379,341 shares of Series D Preferred at $.0017 per share.  The Series D Preferred share total represents the converted note principal only.

5.
Of the amount of Common Stock beneficially held, (i) Mr. Buzby owns a common stock purchase warrant to acquire up to 10,918,072 shares of Common Stock at $0.02 per share/cashless and (ii) the Buzby-Vasan 1997 Trust, of which Mr. Buzby is a trustee (the “Buzby Trust”), owns a warrant to acquire up to 5,000,000 shares of Common Stock at $0.015 per share/cashless.  Both warrants expire on April 15, 2015. Of the shares of Series B-1 Preferred held, the Buzby Trust owns all 20,000,000 shares. The Buzby Trust owns a note totaling $149,850 that can convert into 37,462,500 shares of Series C Preferred at $0.004 per share. The Series C Preferred share total represents the converted note principal only.

6.
Trident Capital Management-VI, L.L.C. ("TCM-VI") is the sole general partner of Trident Capital Fund-VI, L.P. ("Trident VI") and the sole managing member of Trident Capital Fund-VI, L.L.C. (“Trident Principals VI”).  Mr. Moragne is a Managing Member of TCM-VI. Of the amount of Common Stock beneficially held, (i) Trident VI, owns common stock purchase warrants to acquire up to (a) 32,088,822 shares of Common Stock at $0.015 per share/cashless, (b) 16,044,411 shares at $0.015 per share/cashless, (c) 16,044,411 shares at $0.015 per share/cashless and (d) 46,633,583 shares at $0.015 per share/cashless and (ii) Trident Principals VI owns warrants to acquire up to (a) 622,256 shares at $0.015 per share/cashless, (b) 622,256 shares at $0.015 per share/cashless, (c) 1,244,513 shares at $0.015 per share/cashless and (c) 1,808,608 shares at $0.015 per share/cashless.  All warrants expire on April 15, 2015. Of the amount of Series B-1 Preferred beneficially held, Trident VI owns 72,354,136 shares and Trident Principals VI owns 2,806,138 shares.  Trident VI owns notes totaling $3,324,336.76 that can convert into 831,084,190 shares of Series C Preferred at $0.004 per share.  Trident Principals VI owns notes totaling $128,929.53 that can convert into 34,732,383 shares of Series C Preferred at $0.004 per share. The Series C Preferred share total represents the converted note principal only.  Furthermore, Trident VI also owns a convertible note totaling $531,470.53 that may be converted into 312,629,724 shares of Series D Preferred at $.0017 per share.  Trident Principals VI owns a convertible note totaling $20,612.47 that may be converted into 12,124,982 shares of Series D Preferred at $.0017 per share.  The Series D Preferred share total represents only the converted principal on these notes. Mr. Moragne disclaims beneficial ownership of all of these shares, except to the extent of his economic interest in TCM-VI and Trident Principals VI.

7.
Mr. Millar is a member of the founding team of Peninsula Packaging LLC (“Peninsula”) and has been Managing Director since July 2002. Of the amount of Common Stock beneficially held, Peninsula owns a common stock purchase warrant to acquire up to 50,100,822 shares of Common Stock at $0.015 per share/cashless.  This warrant expires on April 15, 2015. Peninsula owns a note totaling $1,503,024.66 that can convert into 375,756,165 shares of Series C Preferred at $0.004 per share. The Series C Preferred share total represents the converted note principal only.  Furthermore, Peninsula owns a convertible note totaling $602,115.00 that may be converted into 354,185,294 shares of Series D Preferred at $.0017 per share.  The Series D Preferred share total represents the converted note principal only.

8.
Of the amount of Common Stock beneficially held, The Domingue Family Trust, of which Mr. Domingue is a trustee (the “Domingue Trust”), owns a common stock purchase warrant to acquire (i) up to 250,000 shares of Common Stock at $0.22 per share/cashless and (ii) a warrant to acquire up to 250,000 shares of Common Stock at $0.07 per share/cashless. Both warrants expire on 4/15/15. Of the amount of Series A Preferred held, the Domingue Trust is the holder.  Furthermore, the Domingue Trust owns a convertible note totaling $10,000 that maybe converted into 5,882,353 shares of Series D Preferred at $.0017 per share.  The Series D Preferred share total represents the converted note principal only.

9.
Pursuant to the terms of Mr. Salomon’s employment, Mr. Salomon shall be granted a common stock purchase warrant to acquire up to 20,000,000 shares of Common Stock of the Company with an exercise price of $0.015 per share.  This warrant shall vest over four years as follows: 25% after the twelfth month and 1/48 for each month thereafter.

10.
In accordance with SEC rules, percent of class as of July 2, 2009 is calculated for each person and group by dividing the number of shares beneficially owned by the sum of the total shares outstanding plus the number of shares subject to securities exercisable by that person or group within 60 days.  As of July 2, 2009, there were 561,681,045 shares of Common Stock outstanding, 149,995,650 shares of Series A Preferred outstanding, 328,630,238 shares of Series B-1 Preferred outstanding, 1,866,058,500 shares of Series C Preferred issuable, and 1,248,791,335 shares of Series D Preferred issuable.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of ECO2 which may result in a change in control of ECO2.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the approved corporate action or in any action covered by the related resolutions adopted by the Board of the Company that is not otherwise shared by all other stockholders.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS:

The following action was taken based upon the unanimous recommendation and approval of ECO2’s Board and the written consent of the consenting stockholders:

ONE-FOR-TWO THOUSAND REVERSE STOCK SPLIT

OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK

The Board has approved a resolution to effect a one-for-two thousand (1:2000) reverse split of our issued and outstanding shares of Common Stock, Series A Preferred and Series B-1 Preferred (the "Reverse Stock Split"). The Board  has set the close of business on the twentieth day following the mailing of this Information Statement to the shareholders as the date on which the Reverse Stock Split will become effective. Each share of Common Stock, Series A Preferred and Series B-1 Preferred issued and outstanding immediately prior to that effective date will be reclassified as and changed into 0.0005 of one share of Common Stock, Series A Preferred and Series B-1 Preferred.

The principal effect of the Reverse Stock Split will be to decrease the number of outstanding shares of Common Stock, Series A Preferred and Series B-1 Preferred . At the time of the approval of the Reverse Stock Split by the shareholders on July 2, 2009, we had (i)561,681,045 shares of Common Stock outstanding, which number will be reduced to approximately 280,841, (ii) 149,995,650 of Series A Preferred outstanding, which number will be reduced to approximately 74,998 and, (iii) 328,630,238 of Series B-1 Preferred outstanding, which number will be reduced to approximately 164,315 as a result of the Reverse Stock Split (assuming that no post-Reverse Stock Split shares of Common Stock, Series A Preferred and Series B-1 Preferred are issued in lieu of fractional shares and assuming that no additional shares have been issued or retired subsequent thereto). The Common Stock, Series A Preferred and Series B-1 Preferred  issued pursuant to the Reverse Stock Split will be fully paid and nonassessable. The respective relative voting rights and other rights that accompany the Common Stock, Series A Preferred and Series B-1 Preferred will not be altered by the Reverse Stock Split, and the Common Stock, Series A Preferred and Series B-1 Preferred  will continue to have a par value of $.001 per share. Consummation of the Reverse Stock Split will not alter the number of our authorized shares of Common Stock, which will remain at 2,500,000,000, or our preferred stock which will remain at 1,700,000,000.

Reasons for the Proposed Reverse Stock Split

The Company presently has outstanding an exceedingly high number of shares of Common Stock.  In part as a result of this share volume, the Company's shares have traded in the public market at a range of $0.005 to $ 0.025 in 2009.  The Reverse Stock Split was proposed by the Board (i) to reduce the total number of shares outstanding to a more customary range for a public company, (ii) to allow the Company's shares to trade at an expected higher price per share following the Reverse Stock Split, and (iii) to help promote a more stable market for the Common Stock in the future.

Future Dilution; Anti-Takeover Effects

There may be certain disadvantages suffered by shareholders as a result of the Reverse Stock Split. These disadvantages include an increase in possible dilution to present shareholders' percentage ownership of the Common Stock because of the additional authorized shares of Common Stock which would be available for future issuance by us. Current shareholders, in the aggregate, own approximately 28% of current authorized shares of Common Stock under our present capital structure, but would own only .014% of the authorized shares of Common Stock under our post-split capital structure, assuming that the proposed Reverse Stock Split is consummated.

Simultaneous with the effectiveness of the Reverse Stock Split, the Company intends to adjust the authorized amount of capital stock for each series of preferred stock that has already been designated, including, the Series A Preferred, Series B-1 Preferred, Series C Preferred and Series D Preferred, in an amount proportional to that of the Reverse Stock Split.  Pursuant to the Company’s Second Amended and Restated Certificate of Incorporation, the Board has the express authority to decrease the number of shares authorized for a series of preferred stock, so long as that number does not fall below the number of such shares outstanding in that series.  The total amount of authorized capital stock for the Company’s blank check preferred stock, as designated within the Company’s Certificated of Incorporation with the State of Delaware, will not be affected as a result of the Reverse Stock Split.

Upon effectiveness of the Reverse Stock Split, shareholders may experience value dilution because shares, post-split, may not trade at an amount equal to 2000x the pre-split value.

Management is not aware of any attempts by third persons to accumulate a large number of shares of Common Stock and the Board is not recommending the Reverse Stock Split in response to any existing attempts by third parties to obtain control of the company.

No fractional shares of Common Stock, Series A Preferred or Series B-1 Preferred shall be issued upon effectiveness of the Reverse Stock Split.  In lieu of any fractional shares to which a holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Company’s Common Stock, Series A Preferred or Series B-1 Preferred , as the case may be, on the date of effectiveness of the Reverse Stock Split and as determined in good faith by the Board.  Upon effectiveness of the Reverse Stock Split, the Company expects to have approximately 211 holders of Common Stock, 31 holders of Series A Preferred and 41 holders of Series B-1 Preferred.  Fair market value shall be determined on the market price of the Company's Common Stock on the day the Reverse Stock Split is deemed effective.

The Board believes that the consummation of the Reverse Stock Split and the changes which would result therefrom will not cause us to terminate registration of our Common Stock under the Securities Exchange Act of 1934, as amended, or to cease filing reports thereunder, and we do not presently intend to seek, either before or after the Reverse Stock Split, any change in our status as a reporting company for federal securities law purposes.

Federal Income Tax Consequences

The Reverse Stock Split should not result in any taxable gain or loss to shareholders for U.S. federal income tax purposes. As a result of the Reverse Stock Split, the U.S. tax basis of Common Stock received as a result of the Reverse Stock Split will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For U.S. federal income tax purposes, the holding period of the shares immediately prior to the effective date of the Reverse Stock Split will be included in the holding period of the Common Stock received as a result of the Reverse Stock Split.

SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

Exchange of Certificates

As soon as is practicable following the effective date of the Reverse Stock Split, shareholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split. Commencing on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of Common Stock, Series A Preferred and Series B-1 Preferred will be deemed for all purposes to evidence ownership of post-Reverse Stock Split shares of Common Stock, Series A Preferred and Series B-1 Preferred as the case may be. No fractional shares of Common Stock, Series A Preferred and Series B-1 Preferred  will be issued, and, in lieu thereof, a whole share will be issued to any shareholders entitled to a fraction of a share of Common Stock, Series A Preferred and Series B-1 Preferred.  No fractional shares of Common Stock, Series A Preferred and Series B-1 Preferred will be issued.

Effectiveness of the Reverse Split

The Reverse Stock Split will become effective at the close of business on the twentieth day following the mailing of this information statement to our shareholders.

No Appraisal Rights

Under DGCL, dissenting shareholders will not have rights to appraisal in connection with the Reverse Stock Split.

Required Vote

In accordance with Sections 228 and 242 of the DGCL, a majority of the outstanding stock entitled to vote thereon, including a majority of the outstanding stock of each class entitled to vote thereon as a class has voted in favor of the Reverse Stock Split. Management has obtained this approval through the written consent of shareholders owning a majority of the voting control of our company. Thus, a meeting to approve the Reverse Stock Split is unnecessary, and management decided to forego the expense of holding a meeting to approve this matter.

ADDITIONAL AND AVAILABLE INFORMATION

ECO2 is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

STATEMENT OF ADDITIONAL INFORMATION

ECO2’s Annual Report on Form 10-K for the year ended December 31, 2008, Current Reports on Form 8-K filed June 23, 2009, June 19, 2009, April 1, 2009, March 31, 2009, January 15, 2009, December 24, 2008, November 26, 2008, November 4, 2008, September 19, 2008, September 8, 2008, September 4, 2008, August 29, 2008, August 28, 2008 and June 10, 2008, Quarterly Reports on Form 10-Q for the quarters ended September 30, 2008, June 30, 2008 and March 31, 2008 and are incorporated herein by this reference.

ECO2 will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by ECO2 pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding ECO2 should be addressed to ECO2 Plastics, Inc., PO Box 760, Riverbank, CA 95367, Attn: Ray Salomon, CFO. Mr. Salomon may also be reached by telephone 209-863-6200 and fax 209-863-6201.

ECO2 Plastics, Inc.

Date: July 6, 2009

/s/ Raymond M. Salomon
By: Raymond M. Salomon
Its: Chief Financial Officer